                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 26, 1999




                                CYTEL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        0-19591                                            35-0245076
(Commission File No.)                          (IRS Employer Identification No.)

                             9393 TOWNE CENTRE DRIVE
                               SAN DIEGO, CA 92121
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 450-7100

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On March 26, 1999, Cytel Corporation (the "Company") sold certain of its intellectual property assets related to its carbohydrate manufacturing business to Neose Technologies, Inc. ("Neose"). Neose paid Cytel $3.5 million in cash and paid an additional $1.5 million into escrow, the release of which is conditioned on Cytel's satisfaction of certain matters relating to the patents and licenses acquired by Neose. Neose may pay Cytel up to an additional $1.6 million contingent on potential payments and revenues realized by Neose in connection with certain future corporate collaborations. Under the agreement, Neose acquired all of Cytel's carbohydrate synthesis and manufacturing technology, including patent rights and rights under license agreements. Neose acquired such technology subject to the rights and licenses granted to Baxter Healthcare Corporation's Nextran unit in the field of xenotransplantation.

        A description of the transaction is set forth in the Press Release issued by the Company and Neose, dated as of March 29, 1999, a copy of which was previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 9, 1999.



                                       2.
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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)    FINANCIAL STATEMENTS

           Not applicable.

    (b)    PRO FORMA FINANCIAL INFORMATION

           Not applicable.

    (c)    EXHIBITS


    2.1 Asset Purchase Agreement dated March 26, 1999 between the Company and Neose Technologies, Inc.(1)

    2.2 Escrow Agreement dated March 26, 1999 between the Company and Neose Technologies, Inc.(1)

   99.1    Press Release dated March 29, 1999.(2)



----------

        (1) Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

        (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed on April 9, 1999.



                                       3.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTEL CORPORATION



Dated:  June 8, 1999                    By:    /s/ Robert L. Roe, M.D.
                                             -----------------------------------
                                               Robert L. Roe, M.D.
                                               Acting President



                                       4.
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                                INDEX TO EXHIBITS



    EXHIBIT                                    DESCRIPTION
    NUMBER
      2.1         Asset Purchase Agreement dated March 26, 1999 between the
                  Company and Neose Technologies, Inc.(1)

      2.2         Escrow Agreement dated March 26, 1999 between the Company and
                  Neose Technologies, Inc.(1)

     99.1         Press Release dated March 29, 1999.(2)


--------

        (1) Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

        (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed on April 9, 1999.